                                  AGREEMENT


                                    Among


                     LORAL SPACE & COMMUNICATIONS LTD.,

                         LORAL SPACECOM CORPORATION,

                 LEHMAN BROTHERS CAPITAL PARTNERS II, L.P.,

        LEHMAN BROTHERS MERCHANT BANKING PORTFOLIO PARTNERSHIP L.P.,

            LEHMAN BROTHERS OFFSHORE INVESTMENT PARTNERSHIP L.P.

                                     and

         LEHMAN BROTHERS OFFSHORE INVESTMENT PARTNERSHIP-JAPAN L.P.




                         Dated as of August 9, 1996

                           TABLE OF CONTENTS


                                                                       Page
                                                                       ----
PREAMBLE

1.       THE TRANSACTION

         1.1.     Exchange................................................1
         1.2.     Closing.................................................2

2.       PRICE PROTECTION; SUBSEQUENT EXCHANGE; REGISTRATION RIGHTS

         2.1.     Additional Consideration in Certain Events..............2
         2.2.     Adjusted Price Per Share................................3
         2.3.     Adjustment Closing......................................3
         2.4.     Registration of GTL Shares..............................3

3.       REPRESENTATIONS AND WARRANTIES

         3.1.     Representations and Warranties of Loral and
                  SpaceCom ...............................................5

                  3.1.1.       Organization; Capitalization...............5
                  3.1.2.       Authorization and Validity
                               of Agreements..............................6
                  3.1.3.       No Conflict or Violation...................6
                  3.1.4.       Validity of Shares.........................7


         3.2.     Representations and Warranties of
                  the Lehman Partnerships.................................7

                  3.2.1.       Organization...............................7
                  3.2.2.       Authorization and Validity
                               of Agreements..............................7
                  3.2.3.       No Conflict or Violation...................7
                  3.2.4.       Title to shares of Tracking Stock..........8


4.       CONDITIONS TO CLOSINGS

         4.1.     Conditions to the Closing...............................8

                  4.1.1.       Conditions to Obligations
                               of the Lehman Partnerships.................8
                  4.1.2.       Conditions to Obligations
                               of Loral and SpaceCom......................9

                  4.1.3.       Conditions to Obligations
                               of Loral and the
                               Lehman Partnerships........................9

         4.2.     Adjustment Closing.....................................10

                  4.2.1.       Conditions to Obligations
                               of the Lehman Partnerships................10
                  4.2.2.       Conditions to Obligations
                               of Loral and the
                               Lehman Partnerships.......................10

5.       MISCELLANEOUS

         5.1.     Reasonable Best Efforts................................10
         5.2.     No Waivers; Amendments.................................10
         5.3.     Survival of Provisions.................................11
         5.4.     Entire Agreement.......................................11
         5.5.     Counterparts; Governing Law............................11
         5.6.     Section Headings.......................................11
         5.7.     Press Releases and Public Announcements................11
         5.8      Termination of Stockholders Agreement..................11
         5.9      Expenses...............................................12
         5.10     PFIC Covenant..........................................12


SIGNATURES

SCHEDULE

         Schedule A - Loral Shares, GTL Shares and Cash Consideration to be transferred to the Lehman Partnerships

         Schedule B - Tracking Shares to be transferred to Loral and SpaceCom

EXHIBIT

         Exhibit A - Form of Registration Rights Agreement

                                 AGREEMENT


                  AGREEMENT dated as of August 9, 1996 (this "Agreement") among LORAL SPACE & COMMUNICATIONS LTD. ("Loral"), LORAL SPACECOM
CORPORATION ("SpaceCom"), LEHMAN BROTHERS CAPITAL PARTNERS II, L.P. ("Capital Partners"), LEHMAN BROTHERS MERCHANT BANKING PORTFOLIO PARTNERSHIP L.P. ("Merchant Banking"), LEHMAN BROTHERS OFFSHORE INVESTMENT PARTNERSHIP L.P. ("Offshore Investment") and LEHMAN BROTHERS OFFSHORE INVESTMENT PARTNERSHIP-JAPAN L.P. ("Offshore Japan" and, together with Capital Partners, Merchant Banking and Offshore Investment, the "Lehman Partnerships").

                          W I T N E S S E T H :

                  WHEREAS, the Lehman Partnerships currently own, collectively,
731.85 Series S Redeemable Preferred Shares (the "Tracking Stock") of SS/L (Bermuda) Ltd., a Bermuda company ("SS/L Bermuda"), constituting all of the issued and outstanding shares of such class and which are the economic equivalent of 731.85 shares of Common Stock of Space Systems/Loral, Inc., a Delaware corporation ("SS/L"), representing an effective economic interest of 18.3% therein;

                  WHEREAS, SpaceCom owns shares of Globalstar Telecommunications Limited ("GTL"), a Bermuda company, and has authorized the exchange of 267,256 of such shares (the "GTL Shares") for 61.00 shares of the Tracking Stock held by the Lehman Partnerships;

                  WHEREAS, Loral has authorized the issuance and delivery of 7,500,000 shares of Loral Common Stock (together with associated rights ("Rights") issuable pursuant to Loral's Rights Agreement, dated as of January 10, 1996) (the "Loral Shares") plus $4,000,000 in cash (the "Cash
Consideration") in exchange for 670.85 shares of the Tracking Stock held by the Lehman Partnerships;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.       THE TRANSACTION

                  1.1. Exchange. At the Closing described in Section 1.2 below, SpaceCom will transfer the GTL Shares, and Loral will transfer the Loral Shares and pay the Cash Consideration, to the Lehman Partnerships and, in exchange therefor, the Lehman Partnerships will transfer to SpaceCom 61.00 shares of the Tracking Stock and will transfer to Loral 670.85 shares of the Tracking Stock held by the Lehman Partnerships. The number of GTL Shares and Loral Shares to be acquired by, and the portion of the Cash Consideration to be paid to, each of the Lehman Partnerships is set forth on Schedule A hereto and the number of shares of Tracking Stock held by each of the Lehman Partnerships (all of which are to be exchanged and purchased at the Closing hereunder) to be acquired by each of Loral and SpaceCom is set forth on Schedule B hereto.

                  1.2. Closing. The closing of the transactions contemplated by
Section 1.1 (the "Exchange") shall occur on the third business day after the conditions set forth in Section 4.1 shall have been satisfied or waived or on such other date on which the parties may agree (the "Closing Date"). On the Closing Date, Loral and the Lehman Partnerships will enter into a Registration Rights Agreement in the form attached hereto as Exhibit A (the "Registration Rights Agreement

2.       PRICE PROTECTION; SUBSEQUENT EXCHANGE; REGISTRATION RIGHTS.

                  2.1 Additional Consideration in Certain Events. In the event that, at any time hereafter and on or prior to February 4, 1997, Loral or any entity under its control(including SS/L) purchases any shares of SS/L Common Stock, or enters into a written agreement or any agreement in principle or letter of intent to do so or an oral agreement as to all material terms, at an Adjusted Price Per Share (as defined in Section 2.2 below) exceeding $143,472 (as such amount shall be equitably adjusted from time to time to reflect stock splits, stock dividends and the like), Loral will pay to each Lehman Partnership an amount equal to the product of such excess and the number of shares of Tracking Stock acquired from such Lehman Partnership in the Exchange, such payment to be made in cash or, at Loral's election, in whole or in part, in additional shares of Loral Common Stock (the "Additional Loral Shares") (valued at the average of the daily high and low sales prices of the corresponding number of shares of Loral Common Stock on the New York Stock Exchange on the ten trading days preceding the date of the transaction in question), provided that Loral will have the right to elect to make payment in the form of Additional Loral Shares only if the conditions set forth in Section 4.2 have been satisfied or waived on or prior to the Adjustment Closing Date (defined below). The additional consideration contemplated by this Section 2.1 will not be payable in respect of any acquisition by Loral of SS/L Common Stock held by SS/L Bermuda. In the event of successive purchases or agreements during such 180 day period, the adjustment for all the Tracking Stock shall be made based upon the highest price so paid.

                  2.2 Adjusted Price Per Share. The term "Adjusted Price Per Share" refers to the value attributable to a share of SS/L Common Stock, excluding therefrom any value attributable to the partnership interests in Globalstar, L.P. held by SS/L. The Adjusted Price Per Share shall be calculated by dividing (a) the difference obtained by subtracting (x) the value of the Globalstar partnership interests at the time held by SS/L (valued at the average of the daily high and low sales prices of the corresponding number of shares of GTL Common Stock on the Nasdaq National Market on the ten trading days preceding the date of the transaction in question) from (y) the valuation of 100% of the equity of SS/L, taken as a whole as determined by the value of the consideration paid in respect of the SS/L Common Stock in question (with consideration other than cash to be valued at the fair market value thereof) by (b) the number of shares of SS/L Common Stock outstanding immediately prior to such purchase.

                  2.3. Adjustment Closing. The closing of the transactions contemplated by Section 2.1 (the "Adjustment") shall occur on the third business day after the closing of the transaction requiring such adjustment (the "Adjustment Closing Date"). Any cash amounts payable in connection with the adjustment will be paid by wire transfer of immediately available funds to the account or accounts specified by the Lehman Partnerships.

                  2.4 Registration of GTL Shares (a) Registration. SpaceCom will cause the GTL Shares to be included in GTL's shelf registration statement on Form S-3, File No. 333-6477 (the "GTL Shelf Registration Statement"), will pay the additional registration fee associated therewith, and will cause GTL to use all reasonable efforts to cause such registration statement to be declared effective promptly. SpaceCom will cause such registration statement to remain effective for a period of three years or such longer period as it is required to do so with respect to the Convertible Preferred Equivalent Obligations registered thereunder; provided that the effectiveness of such registration statement may be terminated before the end of such period if the Lehman Partnerships are provided registration rights with respect to the GTL Shares substantially equivalent to their rights with respect to the Loral Shares under the Registration Rights Agreement. The Lehman Partnerships acknowledge and agree that the GTL Shares may not be sold except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or an applicable exemption from such registration.

                  (b) Indemnification and Contribution. SpaceCom shall cause GTL to indemnify and hold harmless each Lehman Partnership, its officers, directors and agents, and each Person (as defined in the Registration Rights Agreement), if any, who controls such Lehman Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (collectively, the "Lehman Entities") from and against any loss, claim, damage or liability and any action in respect thereof (collectively, "Losses") to which such Lehman Entities may become subject under the Securities Act or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement (including without limitation the GTL Shelf Registration Statement) or prospectus included therein relating to the GTL Shares (as amended or supplemented if GTL shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, on the same terms that Loral is obligated to indemnify such Lehman Entities pursuant to Sections 4.1 and 4.3 of the Registration Rights Agreement with respect to the Registrable Securities (as defined in the Registration Rights Agreement). Each Lehman Partnership shall, severally and not jointly, indemnify and hold harmless SpaceCom, its officers, directors and agents, and each Person, if any, who controls SpaceCom within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "SpaceCom Entities") from and against any Losses to which such SpaceCom Entities may become subject under the Securities Act or otherwise, with respect to such matters and on the same terms that each Lehman Partnership is obligated to indemnify Loral, its officers, directors and agents, and each Person, if any, who controls Loral within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act pursuant to Sections 4.2 and 4.3 of the Registration Rights Agreement with respect to the Registrable Securities. In addition, SpaceCom shall cause GTL to contribute to the amount paid or payable by each Lehman Partnership, and each Lehman Partnership shall contribute to the amount paid or payable by SpaceCom, in respect of any Losses on the same terms that Loral and the Lehman Partnerships are obligated to contribute to the losses, claims, damages or liabilities referred to in Section 4.4 of the Registration Rights Agreement.

                  (c) Obligations of SpaceCom and GTL. The Lehman Partnerships shall be entitled to offer and sell GTL Shares pursuant to the GTL Shelf Registration Statement from time to time upon delivery of written notice to GTL at least 5 Business Days (as defined in the Registration Rights Agreement) prior to the date of the intended offering, and SpaceCom shall cause GTL to use its best efforts to effect the sale of the GTL Shares in accordance with the intended method of disposition thereof as quickly as practicable, including taking actions of the type set forth under Section 3.1 of the Registration Rights Agreement. SpaceCom shall cause GTL to pay any expenses incurred in connection with any sale of GTL Shares by the Lehman Partnerships pursuant to the GTL Shelf Registration Statement, including all registration expenses of the type set forth in Section 3.2 of the Registration Rights Agreement, provided that GTL shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of GTL Shares by any Lehman Partnership of any out-of-pocket expenses of the Lehman Partnerships.

                  (d) Successors and Assigns. Each Lehman Partnership may transfer its rights under this Section 2.4 to its successors or assigns who acquire the GTL Shares, directly or indirectly, from the Lehman Partnerships.

3.       REPRESENTATIONS AND WARRANTIES

                  3.1. Representations and Warranties of Loral and SpaceCom. Loral and SpaceCom represent and warrant, severally and not jointly, to each of the Lehman Partnerships as follows:

                  3.1.1. Organization; Capitalization. Loral and GTL are companies duly organized, validly existing under the laws of the Islands of Bermuda and have all requisite corporate power and authority to own their respective properties and assets and to conduct their business as now conducted. SpaceCom is a company duly organized, validly existing under the laws of the State of Delaware and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted. The authorized capital stock of Loral consists of (a) 750,000,000 shares of Common Stock, par value $.01 per share, of which 183,592,308 shares are issued and outstanding and, without giving effect to the transactions contemplated hereby, 62,896,978 additional shares are reserved for issuance upon the exercise or conversion of outstanding options, warrants or convertible securities;(b) 150,000,000 shares of Series A Non-Voting Convertible Preferred Stock, par value $.01 per share, of which 45,896,978 shares are outstanding and none of which have been reserved for issuance and (c) 750,000 shares of Series B Preferred Stock, par value $.01 per share, no shares of which are outstanding, and 250,000 shares of which have been reserved for issuance upon the exercise of outstanding Rights. The authorized capital stock of GTL consists of 60,000,000 shares of Common Stock, of which 10,000,000 shares are issued and outstanding, and 47,335,716 additional shares are reserved for issuance upon the exercise or conversion of outstanding options, warrants or convertible securities.

                  3.1.2. Authorization and Validity of Agreements. (a) Loral has the corporate power to enter into this Agreement, the Registration Rights Agreement and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Registration Rights Agreement and the performance of Loral's obligations hereunder and thereunder have been duly authorized by the Board of Directors of Loral, and no other corporate proceedings on the part of Loral are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed by Loral and is, and the Registration Rights Agreement, when executed and delivered by Loral, will be, the legal, valid and binding obligations of Loral.

          (b) SpaceCom has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance of SpaceCom's obligations hereunder have been duly authorized by the Board of Directors of SpaceCom, and no other corporate proceedings on the part of SpaceCom are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed by SpaceCom and is the legal, valid and binding obligations of SpaceCom.

                  3.1.3. No Conflict or Violation. The execution, delivery and performance by Loral of this Agreement and the Registration Rights Agreement and by SpaceCom of this Agreement do not and will not violate or conflict with any provision of the charter documents or by-laws of Loral or SpaceCom, and do not and will not violate any provision of any agreement or instrument to which Loral or SpaceCom is a party or by which it is bound, or any order, judgment or decree of any court or other governmental or regulatory authority to which Loral or SpaceCom is subject.

                  3.1.4. Validity of Shares. The Loral Shares, the GTL Shares and the Additional Loral Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, and not subject to any contractual or other restrictions on voting or transferability, except for compliance with the Securities Act, and the Lehman Partnerships will acquire good and valid title thereto free and clear of any lien or other right or claim. The issuance of the Loral Shares, the GTL Shares and the Additional Loral Shares is not subject to any preemptive or similar rights.

                  3.2. Representations and Warranties of the Lehman Partnerships. Each of the Lehman Partnerships represents and warrants, severally and not jointly, to Loral and SpaceCom as follows:

                  3.2.1. Organization. Each of the Lehman Partnerships is a partnership duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and has all requisite partnership power and authority to own its properties and assets and to conduct its business as now conducted.

                  3.2.2. Authorization and Validity of Agreements. Each of the Lehman Partnerships has the power to enter into this Agreement and the Registration Rights Agreement and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Registration Rights Agreement and the performance of each of the Lehman Partnership's obligations hereunder and thereunder have been duly authorized by the Board of Directors of the general partner of such Lehman Partnership, and no other corporate or other proceedings on the part of such Lehman Partnership are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed by each of the Lehman Partnerships and is, and the Registration Rights Agreement, when executed and delivered by such Lehman Partnership, will be, the legal, valid and binding obligation of such Lehman Partnership.

                  3.2.3. No Conflict or Violation. The execution, delivery and performance by each of the Lehman Partnerships of this Agreement and the Registration Rights Agreement do not and will not violate or conflict with any provision of the organizational documents or partnership agreements of such Lehman Partnership, and do not and will not violate any provision of any agreement or instrument to which such Lehman Partnership is a party or by which it is bound, or any order, judgment or decree of any court or other governmental or regulatory authority to which such Lehman Partnership is subject.

                  3.2.4. Title to Shares of Tracking Stock. Each of the Lehman Partnerships holds good and valid title to the shares of Tracking Stock set forth opposite such Lehman Partnership's name on Schedule B attached hereto, which shares of Tracking Stock are owned by such Lehman Partnership free and clear of any lien or other right or claim, except to the extent set forth in the Stockholders Agreement dated as of April 22, 1996 among Loral, SS/L Bermuda and the Lehman Partnerships, and when such shares of Tracking Stock are acquired by Loral and SpaceCom in accordance with the terms of this Agreement, Loral and SpaceCom, respectively, will acquire good and valid title to such shares of Tracking Stock free of any lien or other right or claim.

4.       CONDITIONS TO CLOSINGS

                  4.1. Conditions to the Closing.

                  4.1.1.  Conditions to Obligations of the Lehman
Partnerships. The obligations of the Lehman Partnerships to consummate the Exchange are subject to the satisfaction or waiver, at or prior to the Closing Date, of the following conditions:

                  (a) the representations and warranties of Loral and SpaceCom contained herein shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date;

                  (b) Loral and SpaceCom shall have performed and complied in all material respects with all agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date;

                  (c) the Lehman Partnerships shall have received a certificate signed by an executive officer of each of Loral and SpaceCom to the effect that the conditions set forth in paragraphs (a) and (b) above have been satisfied;

                  (d) the Lehman Partnerships shall have received an opinion, dated the Closing Date, from Avi Katz, Associate General Counsel of Loral, as to the legality and validity of this Agreement, the Registration Rights Agreement and such other matters relating to the Exchange as the Lehman Partnerships may reasonably request;

                  (e) The Lehman Partnerships shall have received an opinion, dated the Closing Date, from Willkie Farr & Gallagher to the effect that (A) for United States federal income tax purposes, it is more likely than not that the transfer by the Lehman Partnerships of the
         731.85 shares of Tracking Stock pursuant to this Agreement will constitute a sale or exchange of 731.85 shares of Common Stock of SS/L under Section 1001 of the Internal Revenue Code of 1986, as amended (the "Code"), and (B) that the Lehman Entities will not be subject to penalties in respect of any Taxes for taking the position set forth in clause (A) above. For purposes of this Agreement, "Taxes" shall mean any net income, alternative, add-on minimum, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, corporation, metropolitan and other municipal surcharge, profits, license, withholding on amounts paid to or by any Person, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or like charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any governmental authority responsible for the imposition of any such tax (domestic or foreign). For the avoidance of doubt, Taxes shall include any Tax resulting from the treatment of SS/L Bermuda as a controlled foreign corporation or passive foreign investment company within the meaning of Section 957 and 1296 of the Code, respectively, for United States federal income tax purposes; and

                  (f) the Lehman Partnerships shall have received an opinion, dated the Closing Date, from Appleby, Spurling & Kempe as to the legality of the Loral Shares and the GTL Shares and such other matters relating to the Exchange as the Lehman Partnerships may reasonably request.

                  4.1.2. Conditions to Obligations of Loral and SpaceCom. The obligations of Loral and SpaceCom to consummate the Exchange are subject to the satisfaction or waiver, at or prior to the Closing Date, of the following conditions:

                  (a) the representations and warranties of the Lehman Partnerships contained herein shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date;

                  (b) the Lehman Partnerships shall have performed and complied in all material respects with all agreements required by this Agreement to be performed or complied with by them on or prior to the Closing Date; and

                  (c) Loral and SpaceCom shall have received a certificate signed by the general partner of each of the Lehman Partnerships to the effect that the conditions set forth in paragraphs (a) and (b) above have been satisfied.

                  4.1.3. Conditions to Obligations of Loral and the Lehman Partnerships. The obligations of Loral, SpaceCom and the Lehman Partnerships to consummate the Exchange are subject to the satisfaction or waiver, at or prior to the Closing Date, of the following conditions:

                  (a) Loral and the Lehman Partnerships shall have entered into the Registration Rights Agreement;

                  (b) all consents, waivers, authorizations and approvals of any governmental or regulatory authority required in connection with the execution, delivery and performance of this Agreement and the Registration Rights Agreement shall have been duly obtained and in full force and effect; and

                  (c) the Exchange shall not be prohibited by any applicable law, court order or governmental regulation.

                  4.2.  Adjustment Closing.

                  4.2.1. Conditions to Use of Loral Shares. The right of Loral to pay all or part of the Adjustment in shares of Loral Common Stock is subject to the satisfaction or waiver, at or prior to the Adjustment Closing Date, of the following conditions:

                  (a) the representations and warranties of (i) Loral contained in Sections 3.1.1 through 3.1.4 shall be true and correct in all material respects on and as of the Adjustment Closing Date as if made on and as of such date;

                  (b) the Lehman Partnerships shall have received a certificate signed by an executive officer of Loral to the effect that the conditions set forth in paragraph (a) above has been satisfied; and

                  (c) the Lehman Partnerships shall have received an opinion, dated the Adjustment Closing Date, from Avi Katz, Associate General Counsel of Loral, as to such other matters relating to the Adjustment as the Lehman Partnerships may reasonably request.

                  4.2.2. Conditions to Obligations of Loral and the Lehman Partnerships. The obligations of Loral and the Lehman Partnerships to consummate the Adjustment are subject to the satisfaction or waiver, at or prior to the Adjustment Closing Date, of the condition that the Adjustment shall not be prohibited by any applicable law, court order or governmental regulation.

5.       MISCELLANEOUS

                  5.1. Reasonable Best Efforts. The parties hereto will bear their respective reasonable best efforts to cause the conditions to their respective obligations to be satisfied.

                  5.2.  No Waivers; Amendments.

                  5.2.1. No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  5.2.2. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each party hereto.

                  5.3. Survival of Provisions. The representations and warranties, covenants and agreements contained in this Agreement shall survive and remain in full force and effect, regardless of any investigation made by or on behalf of the Lehman Partnerships, or by or on behalf of Loral or SpaceCom, and shall survive delivery of the GTL Shares, Loral Shares, the shares of Tracking Stock and the Additional Loral Shares.

                  5.4. Entire Agreement. This Agreement and the Registration Rights Agreement constitute the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof.

                  5.5. Counterparts; Governing Law. This Agreement may be signed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  5.6. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                  5.7. Press Releases and Public Announcements. Press releases and public announcements or disclosures relating to the transactions contemplated hereby shall be made only if mutually agreed upon by the parties hereto, except (i) to the extent required by law or by stock exchange regulation, provided that any such required disclosure will, to the extent practicable, be subject to consultation among the parties, or (ii) between any Lehman Partnership and its partners therein.

                  5.8. Termination of Stockholders Agreement. The Stockholders Agreement dated as of April 22, 1996 (the "Stockholders Agreement") by and among Loral, SS/L Bermuda and the Lehman Partnerships shall hereby terminate and be of no further force and effect and no party to the Stockholders Agreement shall have any further rights or obligations under the Stockholders Agreement as of the date hereof; provided, however, that Loral's obligation to indemnify and hold harmless the Lehman Partnerships as set forth in Section
5.7 of the Stockholders Agreement shall not be terminated and shall survive without limitation. For the avoidance of doubt, it is understood that such indemnity will be calculated taking into account any Taxes (as defined in the Stockholders Agreement) payable by reason of the exchange of Tracking Stock pursuant to this Agreement in determining the amount of Tax which would not have been payable had the Lehman Partnerships been treated as owners of SS/L Common Stock for Tax purposes commencing with the November 1992 Exchange (as defined in the Stockholders Agreement).

                  5.9 Expenses. Loral agrees to pay the reasonable out-of-pocket expenses of the Lehman Partnerships in connection with the transactions contemplated by this Agreement upon presentation of a reasonably detailed itemized statement thereof.

                  5.10 PFIC Covenant. Loral agrees that it will review, in consultation with its professional advisors, and will cause GTL to review, in consultation with its professional advisors, the possible status of each as a passive foreign investment company within the meaning of Section 1296 of the Code for each taxable year based upon the relevant financial data and applicable law. Loral further agrees that if it or GTL should determine in good faith after such review that it is more likely than not that either or both is a passive foreign investment company for the preceding taxable year, that it will and will cause GTL to promptly notify the Lehman Partnerships and furnish the information necessary to permit an effective election for such year for one or both as the case may be under Section 1295(b) of the Code, including the pro rata share of "ordinary earnings" and "net capital gain" includible under
Section 1295(a)(2) of the Code by such Lehman Partnerships or any partner thereof.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.


                                            LORAL SPACE & COMMUNICATIONS LTD.


                                            By: /s/ Eric J. Zahler
                                            Name:   Eric J. Zahler
                                            Title:  Vice President


                                            LORAL SPACECOM CORPORATION


                                            By: /s/ Eric J. Zahler
                                            Name:   Eric J. Zahler
                                            Title:  Vice President


                                            SS/L (BERMUDA) LTD.


                                            (For purposes of Section 5.8 only)

                                            By: /s/ Eric J. Zahler
                                            Name:   Eric J. Zahler
                                            Title:  Vice President

                                            LEHMAN BROTHERS CAPITAL
                                            PARTNERS II, L.P.


                                            By: Lehman Brothers
                                            Holdings Inc.


                                            By: /s/ Alan H. Washkowitz
                                            Name:   Alan H. Washkowitz
                                            Title:  Managing Director


                                            LEHMAN BROTHERS MERCHANT BANKING
                                            PORTFOLIO PARTNERSHIP L.P.


                                            By: LB I Group Inc.


                                            By: /s/ Alan H. Washkowitz
                                            Name:   Alan H. Washkowitz
                                            Title:  Managing Director


                                            LEHMAN BROTHERS OFFSHORE INVESTMENT
                                            PARTNERSHIP L.P.


                                            By:  Lehman Brothers Offshore
                                                 Partners Ltd.


                                            By: /s/ Alan H. Washkowitz
                                            Name:   Alan H. Washkowitz
                                            Title:  Managing Director


                                            LEHMAN BROTHERS OFFSHORE
                                            INVESTMENT PARTNERSHIP-JAPAN L.P.


                                            By:  Lehman Brothers Offshore
                                                 Partners Ltd.


                                            By: /s/ Alan H. Washkowitz
                                            Name:   Alan H. Washkowitz
                                            Title:  Managing Director

                                                          Schedule A



                                                           Loral Shares
                                       GTL Shares             Acquired
              Name                      Acquired                                      Cash Received
              ----                     ----------            -----------              -------------
Capital Partners                           88,224              2,475,815                 $1,320,435
Merchant Banking                          129,799              3,642,550                 $1,942,693
Offshore Investment                        35,667              1,000,922                   $533,825
Offshore Japan                             13,566                380,713                   $203,047
                                           ------                -------                   --------
             TOTAL                        267,256              7,500,000                 $4,000,000


                                                             Schedule B

                                    Shares of Tracking        Tracking Stock        Tracking Stock Acquired
       Name                          Stock Exchanged        Acquired by SpaceCom            by Loral
       ----                         ------------------      --------------------    -----------------------
Capital Partners                           241.59                    20.14                     221.45
Merchant Banking                           355.44                    29.63                     325.81
Offshore Investment                         97.67                     8.14                      89.53
Offshore Japan                              37.15                     3.09                      34.06
                                           ------                     ----                      -----
             TOTAL                         731.85                    61.00                     670.85
